Northwest Pipe Company



2022 Annual Shareholder Meeting

June 16, 2022

WWW.NWPIPE.COM

MEETING AGENDA

Chairman's Remarks: Richard Roman

- Preliminary procedural matters
    - Vote count: shareholders use "Vote Here!" button
- Matters for shareholder consideration:
    - Election of one director
    - Advisory vote on executive compensation
    - Ratification of appointment of Moss Adams LLP
    - Approval of 2022 Stock Incentive Plan
- Adjournment

Business Update: Scott Montross

- Operational & financial highlights

Question & Answer Session

- Use the text box to ask questions



OUR BOARD OF DIRECTORS

Continuing Directors

Amanda Kulesa
Independent; serving since 2020
Senior partner of NeoPsy Systems

Keith Larson
Independent; serving since 2007
Retired VP of Intel Corporation and Sr. Managing Director of Intel Capital

Scott Montross
Serving since 2013
President and CEO of the Company; previously EVP of Evraz North America

John Paschal
Independent; serving since 2019
Retired President of Temtco Steel (division of Klockner Metals Corporation)

Richard Roman
Independent, serving since 2003
Chairperson of the Board since 2013
Retired President and CEO of Northwest Pipe; previously President of Columbia Ventures Corporation

Nominee for Election

Mike Franson
Independent; serving since 2016
Retired Managing Director and Global Head of Technology M&A at KPMG Corporate Finance LLC; co-founder of St. Charles Capital

EXECUTIVE COMPENSATION

Element	BASE SALARY	ANNUAL CASH INCENTIVE AWARDS [1]	DISCRETIONARY INCENTIVE COMPENSATION	EQUITY INCENTIVE AWARDS [2]	PERQUISITES & PERSONAL BENEFITS	RETIREMENT BENEFITS
Purpose	Base level of compensation	Incentive to drive near-term performance	Incentive for project-related productivity	Incentive to drive long-term performance and stock price growth	Enhance productivity and development	Income certainty and security
Target	Fixed $	Variable based on Company performance and fixed benchmarks	Variable	Based both on salary and Company performance	Limited Variable	Employee contribution and Company limited match
Form of Delivery	Cash	Cash	Cash	Performance units and time-based units	Various	Cash

1. *In 2021, each NEO was awarded a short-term incentive plan providing for cash payments for the achievement of certain levels of adjusted income before income taxes for the 2021 fiscal year. For 2021, adjusted income before income taxes excluded net insurance recoveries, acquisition-related transactions costs related to the ParkUSA acquisition, and the results of ParkUSA from the date of acquisition.*
2. *In 2021, each NEO received an award of PSAs and RSUs valued at an amount equal to a specific percentage of their respective annual base salary, with 75% of each award represented by PSAs and 25% of each award represented by RSUs. The PSAs awarded will vest based on the Company's EBITDA Margin Performance over the measurement period.*

MATTERS FOR SHAREHOLDER CONSIDERATION

Voting Proposals as set forth in the Proxy

1. Elect one director, to serve for a three-year term
2. Hold an advisory vote on executive compensation
3. Ratify the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022
4. Approve the 2022 Stock Incentive Plan

Summary of Voting Results

Northwest Pipe Company

BUSINESS UPDATE



WWW.NWPIPE.COM

FORWARD LOOKING STATEMENTS

Statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on current expectations, estimates, and projections about the Company's business, management's beliefs, and assumptions made by management. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements as a result of a variety of important factors. While it is impossible to identify all such factors, those that could cause actual results to differ materially from those estimated by the Company include changes in demand and market prices for its products, product mix, bidding activity and order cancelations, timing of customer orders and deliveries, production schedules, price and availability of raw materials, excess or shortage of production capacity, international trade policy and regulations, changes in tariffs and duties imposed on imports and exports and related impacts on the Company, the Company's ability to identify and complete internal initiatives and/or acquisitions in order to grow its business, the Company's ability to effectively integrate ParkUSA, Geneva Pipe and Precast Company, and other acquisitions into its business and operations and achieve significant administrative and operational cost synergies and accretion to financial results, impacts of recent U.S. tax reform legislation on the Company's results of operations, adequacy of the Company's insurance coverage, supply chain challenges, labor shortages, operating problems at the Company's manufacturing operations including fires, explosions, inclement weather, and natural disasters, impacts of pandemics, epidemics, or other public health emergencies, such as coronavirus disease 2019, and other risks discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2021 and from time to time in its other Securities and Exchange Commission filings and reports. Such forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release. If the Company does update or correct one or more forward-looking statements, investors and others should not conclude that it will make additional updates or corrections with respect thereto or with respect to other forward-looking statements.

NON-GAAP MEASURES

The Company is presenting backlog including confirmed orders, adjusted net income, and adjusted diluted net income per share. These non-GAAP financial measures are provided to better enable investors and others to assess the Company's results and compare them with its competitors. This should be considered a supplement to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP.

ABOUT NORTHWEST PIPE COMPANY

Leading manufacturer of water-related infrastructure products including engineered steel pressure pipe and precast and reinforced concrete products

- Founded in 1966 and headquartered in Vancouver, WA
- Strategically positioned to meet North America's growing needs for water and wastewater infrastructure
    - Largest, most flexible capabilities in the water transmission market
    - Supplier of choice for long-distance, raw-water transmission programs
    - Provides solution-based products for a wide range of markets under the ParkUSA, Geneva Pipe and Precast, and Permalok® product lines
    - Widely-recognized reputation for quality, service, and manufacturing capabilities
    - Strong relationships with agencies, engineers, and contractors built over 50+ years
- 13 strategically located manufacturing facilities
    - Twelve in the U.S. and one in San Luis Rio Colorado, Mexico

GROWTH STRATEGY

Northwest Pipe's goal is to create transformational growth and profitability in order to drive shareholder value.

The strategy is two-pronged:

1. Growth in precast-related market through expansion or acquisitions.

2. Maximize steel pressure pipe water transmission business by making significant progress through cost reduction measures and Lean manufacturing to drive further efficiencies, while being opportunistic with the limited but identified potential acquisition opportunities (once the integration of ParkUSA is complete).

RECENT STRATEGIC ACQUISITIONS

GENEVA PIPE AND PRECAST

- Completed the acquisition of Geneva Pipe and Precast on January 31, 2020 for $49.4 million
- Concrete pipe and precast concrete products, plants located in Utah
- Products used for waste and storm water applications by cities, municipalities and local governments
- Development of innovative products and extend the life of concrete pipe and manholes for sewer applications

TRANSACTION RATIONALE

- Significantly expands addressable market
- Serves smaller scale, more transactional projects
- Cross-sell products across combined footprint
- Strong financial performance with attractive profit margins and top-line growth
- Scalable business model with faster cash conversion cycle
- Strong brand reputation and relationships in the industry

PARKUSA

- Completed the acquisition of ParkUSA on October 5, 2021 for $88.4[1] million
- Technology leader in water infrastructure
- Focused on precast concrete and steel fabrication based water products
- Stable, more transaction oriented revenue model with solid margin characteristics
- Solutions provider with strong brand reputation and customer relationships
- Approximately 280 employees at December 31, 2020 with annual revenues of $66.5 million
- Founded in Houston, Texas in 1984 by the Eberly family

TRANSACTION RATIONALE

- Opportunity to continue expansion into precast and adjacent water segments
- Attractively positioned with a foothold in Texas water market
- Scalable product mix serves a diverse range of end markets
- Roll-out strategy introduces ParkUSA process to existing Northwest Pipe locations

1. subject to a post-closing adjustment based on changes in net working capital.

STRATEGIC FOOTPRINT WITH CUSTOMER ACCESS ACROSS THE U.S.

20-year water infrastructure investment need by state

Northwest Pipe is well positioned to serve its customers and states that are most in need of water infrastructure investment.


Water CAPEX, US$ 1
< $1 Billion
> $1 Billion <$5 Billion
> $5 Billion <$10 Billion
> $10 Billion

CORPORATE HEADQUARTERS
ENGINEERED STEEL PRESSURE PIPE PLANTS
PRECAST INFRASTRUCURE AND ENGINEERED SYSTEMS PLANTS

Northwest Pipe Company

1. Source: Bluefield Research.
Note: Indicators in Utah in red signify Geneva plants and indicators in Texas in red signify ParkUSA plants.

PRODUCT SPREAD STRATEGY

- Begin where we already have production facilities; control production, low cost of entry
- Initial focus on wastewater products, stormwater, and water distribution
- Plans to emphasize cross-training across facilities
- Expansion would require retrofit of existing facilities




PARK


PARK

STRONG BACKLOG DRIVES SOLID PERFORMANCE

SPP Backlog[1]

($ Millions)


$202
$138
$173
$103
$121
$116
$66
$88
$252
$258
$221
$290
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Revenue

($ Millions)


$221
$272
$269
$226
$239
$173
$149
$133
$172
$279
$242
$260
$44[2]
$74[3]
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
SPP Revenue
Precast Revenue

Note: Precast refers to Precast Infrastructure and Engineered Systems & SPP refers to Engineered Steel Pressure Pipe.

1. *Backlog includes confirmed orders (projects for which the Company has been notified that it is the successful bidder, but a binding agreement has not been executed).*
2. *Pro forma net sales for the Company's Precast segment would have been approximately $48 million if the acquisition of Geneva had occurred on January 1, 2020 as opposed to January 31, 2020.*
3. *Pro forma net sales for the Company's Precast segment would have been approximately $125 million if the acquisition of ParkUSA had occurred on January 1, 2021 as opposed to October 5, 2021.*

Q1 2022 HIGHLIGHTS

- Record backlog of $341 million including confirmed orders[1] for the Engineered Steel Pressure Pipe segment
- Record order book of $66 million for the Precast Infrastructure and Engineered Systems segment

SPP Backlog[1]
($ Millions)



$276
$270
$258
$224
$246
$231
$221
$210
$234
$273
$290
$341
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22

Net Sales by Segment[2]
($ Millions)



$60.1
$12.3
$74.7
$34.6
Q1 2021
Q1 2022
SPP
Precast

Gross Profit by Segment
($ Millions)



$7.2
$1.6
$7.2[3]
$7.6
Q1 2021
Q1 2022
SPP
Precast

Note: Precast refers to Precast Infrastructure and Engineered Systems & SPP refers to Engineered Steel Pressure Pipe.
1. Backlog includes confirmed orders (projects for which the Company has been notified that it is the successful bidder, but a binding agreement has not been executed.
2. Precast net sales for Q1 2022 include an $19.7 million contribution from the acquired ParkUSA operations.
3. SPP gross profit included a discrete charge in Q1 2022 for a product liability settlement associated with a claim on a dispute from 2015.

SOCIAL AND ENVIRONMENTAL RESPONSIBILITY

We are highly focused on investing in our workforce, health and safety programs, social initiatives, and improvements to our environmental stewardship.

Health & Safety

- Industry-leading safety performance over the last four years[1] significantly below the comparable industry average[2]
  - Average total recordable incident rate: 2.48
  - Average days away rate: 0.52
- Comprehensive Employee Assistance Program ("EAP")
- 2 of 13 facilities exceeded 1 M work hours without a lost time accident
- 10 of 13 facilities exceeded one year since their last lost time accident
- Strive for continuous improvement

Diversity & Inclusion

- Focused on recruiting diverse leadership across the Company
  - 46% of U.S. employees from underrepresented racial/ethnic groups
  - 11% of U.S. employees are female
- Affirmative Action Program with goals for equal representation in the markets in which we operate
- Strive to ensure pay equity for all employees regardless of identity
- Aim to increase transparency on employee representation and pay equity

Environmental Stewardship

- Develop resilient water systems to manage water quality, distribution and conservation, saving trillions of gallons of water per year
- Acquired ParkUSA operations address emerging contaminants in the water supply that may modify future regulations
- Investing in capital improvement projects to drive efficiencies, improve particulate release and reduce emissions
- Upgraded facility lighting to become more energy efficient, reduce costs and increase visibility for safety
- In process of establishing baseline data for Scope 1 and Scope 2 greenhouse gas emissions

Note: As of December 31, 2021.

1. *Includes newly acquired facilities and calculated in accordance with the OSHA's record keeping requirements.*
2. *Source: OSHA per 100 full-time workers for SIC code 33121 (Iron and steel pipe and tube manufacturing from purchased steel).*

STRATEGIC AND OPERATIONAL INITIATIVES

1. Take every precaution to keep our employees safe through the ongoing pandemic
2. Integrate ParkUSA acquisition as quickly and as efficiently as possible
3. Improve performance through a persistent focus on margin over volume
4. Continue to implement cost reductions and efficiencies at all levels of the Company
5. Identify strategic opportunities to grow the Company through expansion or acquisitions following the successful integration of ParkUSA




Q&A